Exhibit 99.1

News Release
Artio Global Investors Inc.

Artio Global Investors Reports First Quarter 2010 Results;
Announces Quarterly Dividend of $0.06 Per Share

NEW YORK, NY, April 29, 2010 – Artio Global Investors Inc. (NYSE: ART) (together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter ended March 31, 2010.

Financial Highlights

•
Adjusted1 net income attributable to Artio Global Investors (“adjusted net income”) of $27.4 million, or $0.46 per diluted share, for the first quarter of 2010; (GAAP net income attributable to Artio Global Investors of $18.9 million or $0.42 per diluted share)

•	Assets under management of $56.4 billion as of March 31, 2010, up 1% year-to-date

•	Investment management fees of $85.3 million for the first quarter of 2010, down 4% from the fourth quarter of 2009

•	Effective fee rate2 of 63.2 basis points for the first quarter of 2010

•	Adjusted operating margin of 57.0% for the first quarter of 2010

•	Quarterly dividend of $0.06 per share on Class A and Class C common stock

The Company’s adjusted results for the three months ended March 31, 2010 and December 31, 2009 assume the Principals’3 non-controlling interests have been exchanged for shares of our Class A

1	See Exhibits 3-4 of this news release for a reconciliation of the Company’s U.S. GAAP results to its Non-GAAP adjusted results (“adjusted”).
2
Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.  (Previously, investment management fees were annualized based on the number of months in the period.)

3	Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer, and Rudolph-Riad Younes, Head of International Equity, are collectively referred to as the “Principals”.

common stock and exclude the amortization of restricted stock units granted at the time of the initial public offering (“IPO”).  Adjusted results for the three months ended March 31, 2009 exclude certain costs relating to the Principals’ former compensation structure.  Adjusted results are presented in order to provide more meaningful comparisons between periods.

For the first quarter of 2010, Artio Global reported adjusted net income of $27.4 million, or $0.46 per diluted share, a decrease of 24% and 23%, respectively, from adjusted net income of $36.1 million, or $0.60 per diluted share, for the fourth quarter of 2009, and an increase of 43% and 44%, respectively, from adjusted net income of $19.3 million, or $0.32 per diluted share, for the first quarter of 2009.

On a GAAP basis, net income for the first quarter of 2010 was $18.9 million, or $0.42 per diluted share, a decrease of 27% and 25%, respectively, from net income of $25.7 million, or $0.56 per diluted share, for the fourth quarter of 2009, and an increase from net income of $3.0 million, or $0.07 per diluted share, for the first quarter of 2009.

The table below compares the Company’s GAAP results and adjusted results.  See Exhibits 3 – 4 of this news release for a reconciliation of GAAP results to adjusted results.

Three Months Ended (in millions, except per share amounts)
	Mar. 31, 2010	Mar. 31, 2009	% Change	Dec. 31, 2009	% Change
Revenue4, GAAP	$85.6	$62.5	37%	$89.6	(4%	)
Operating income, GAAP	$45.6	$6.0	NM	$53.2	(14%	)
Operating income, adjusted	$48.8	$34.3	42%	$57.4	(15%	)
Net income attributable to Artio Global Investors, GAAP	$18.9	$3.0	NM	$25.7	(27%	)
Adjusted net income	$27.4	$19.3	43%	$36.1	(24%	)
Diluted EPS, GAAP	$0.42	$0.07	NM	$0.56	(25%	)
Diluted EPS, adjusted	$0.46	$0.32	44%	$0.60	(23%	)
NM: Not meaningful

4        Represents total revenues and other operating income.

Business Highlights5

•	Net client cash inflows were $0.1 billion for the first quarter of 2010, including $0.9 billion into our High Yield strategy

•	Three of the Company’s four eligible mutual funds6 were in the top quartile of Lipper performance rankings for the five-year period ended March 31, 2010

•	Six of the Company’s nine mutual funds7, representing over 99% of mutual fund assets, were rated four or five stars by Morningstar, as of March 31, 2010

Management Commentary

“Strong flows into our high yield strategy, coupled with growing interest in our global equity strategy, facilitated positive total net client cash flows for the first quarter,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer.

“We continue to believe that a more constructive market environment in 2010 will support increased industry-wide institutional search activity, and during the first quarter we saw early evidence of this in our fixed income and global equity strategies. For international equities, we experienced search activity consistent with 2009 levels.”

“Amid more fundamentally driven markets, performance in our flagship international equity strategies is improving and overall we have a positive outlook for international equity markets.”

5	See section entitled “Fund Performance and Other Disclaimers” of this news release for further information about Lipper and Morningstar rankings.
6	Class I mutual fund shares with a five-year track record; other classes may have different performance characteristics.
7	Class I mutual fund shares; other classes may have different performance characteristics.

First Quarter of 2010 Comparison with First Quarter of 2009

Assets Under Management8 and Net Client Cash Flows

Assets under management were $56.4 billion as of March 31, 2010, up $17.5 billion, or 45%, from $38.9 billion as of March 31, 2009, due primarily to market appreciation.

Net client cash inflows for the first quarter of 2010 were $0.1 billion driven primarily by net client cash inflows to our High Yield and Global Equity strategies, partly offset by net client cash outflows from our International Equity I and II strategies, and our High Grade Fixed Income strategy9.

Revenues and Other Operating Income

Revenues and other operating income for the first quarter of 2010 totaled $85.6 million, up 37% from $62.5 million for the first quarter of 2009.  The increase was driven primarily by higher investment management fees, which were $85.3 million for the first quarter of 2010, up 36% from $62.8 million for the first quarter of 2009 due primarily to higher average assets under management.

Expenses

Employee Compensation and Benefits

For the first quarter of 2010, adjusted employee compensation and benefits expenses were
$22.0 million, up 30% from $16.9 million for the first quarter of 2009.  The increase was due primarily to higher incentive compensation costs, as improved market conditions have had a positive impact on our business results.

GAAP employee compensation and benefits expenses for the first quarter of 2010 were $25.2 million, down 44% from $45.3 million for the first quarter of 2009.  The decrease was due primarily to compensation expenses incurred in the first quarter of 2009 for the change in redemption value of Class B profits interests and the allocation of Class B profits interests, partly offset by the increase in incentive compensation costs discussed above and the amortization expense recorded in the first quarter of 2010 for restricted stock units granted at the time of the IPO.

8	Assets under management information excludes legacy activities.
9	See Exhibit 6 for more information on “Assets under Management by Investment Strategy”.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the first quarter of 2010 were $4.5 million, up 48% from $3.1 million for the first quarter of 2009, driven primarily by higher shareholder servicing costs resulting from higher average assets under management in proprietary funds.

General and Administrative Expenses

General and administrative expenses for the first quarter of 2010 were $10.3 million, up 26% from
$8.2 million for the first quarter of 2009, driven primarily by increased business related activities and costs resulting from our public company status, partly offset by the absence of license fees paid to our former parent, which ceased following the IPO.

Income Taxes

For the first quarter of 2010, the adjusted effective tax rate was 43.0%, 0.8 percentage points lower than the 43.8% adjusted effective tax rate for the first quarter of 2009.  The decrease was due primarily to a lower apportionment of income for state and local tax purposes.

The GAAP effective tax rate was 32.8% for the first quarter of 2010, 15.8 percentage points lower than the 48.6% GAAP effective tax rate for the first quarter of 2009, due primarily to the exclusion of federal and state income taxes attributable to the Principals’ non-controlling interests in the first quarter of 2010.

First Quarter of 2010 Comparison with Fourth Quarter of 2009

Assets Under Management and Net Client Cash Flows

Assets under management were $56.4 billion as of March 31, 2010, up $0.4 billion, or 1%, from
$56.0 billion as of December 31, 2009, due to both market appreciation of $0.3 billion and net client cash inflows of $0.1 billion.

Revenues and Other Operating Income

Revenues and other operating income for the first quarter of 2010 totaled $85.6 million, down 4% from $89.6 million for the fourth quarter of 2009.  The decrease was driven primarily by lower investment management fees, which were $85.3 million for the first quarter of 2010, down 4% from $89.3 million for the fourth quarter of 2009, due to fewer days in the first quarter of 2010, a shift in the mix of our assets under management and a decline in average assets under management.

Expenses

Employee Compensation and Benefits

For the first quarter of 2010, adjusted employee compensation and benefits expenses were
$22.0 million, up 26% from $17.5 million for the fourth quarter of 2009.  The increase was driven primarily by higher incentive compensation costs, as the fourth quarter of 2009 included a year-to-date reduction to reflect the implementation of a revised deferred compensation plan that significantly increased the proportion of incentive compensation subject to deferral.

GAAP employee compensation and benefits expenses for the first quarter of 2010 of $25.2 million increased 16% from $21.7 million for the fourth quarter of 2009.  The increase was due primarily to higher incentive compensation costs for reasons noted above, partly offset by a decrease in the amortization of restricted stock units granted at the time of the IPO due to the vesting of certain awards in the first quarter of 2010.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the first quarter of 2010 were $4.5 million, down 12% from $5.2 million for the fourth quarter of 2009, driven by lower shareholder servicing costs and a decline in marketing expenses.

General and Administrative Expenses

General and administrative expenses of $10.3 million for the first quarter of 2010 increased 8% from $9.5 million for the fourth quarter of 2009, driven primarily by increased business related activities.

Income Taxes

For the first quarter of 2010, the adjusted effective tax rate was 43.0%, 7.2 percentage points higher than the 35.8% adjusted effective tax rate for the fourth quarter of 2009.  The increase was due primarily to a tax benefit included in the fourth quarter of 2009 related to the anticipated amendments of prior-years’ tax returns to reflect a lower apportionment of income for state and local tax purposes.

The GAAP effective tax rate was 32.8% for the first quarter of 2010, 8.9 percentage points higher than the 23.9% GAAP effective tax rate for the fourth quarter of 2009, due primarily to the tax benefit included in the fourth quarter of 2009 mentioned above.

Balance Sheet and Capital

As of March 31, 2010, the Company had cash and cash equivalents of $74.8 million, marketable securities of $8.3 million and an undrawn $50.0 million committed revolving credit facility.

Total equity on the Statement of Financial Position was $34.0 million as of March 31, 2010, compared to $4.0 million as of December 31, 2009.

Shares

As of March 31, 2010, shares of Class A and Class C common stock outstanding totaled 44,489,143.

For purposes of calculating adjusted earnings per diluted share, all of the Principals’ New Class A Units, held in the intermediate holding company, are assumed to have been exchanged into shares of Class A common stock on the first day of the quarter.  Accordingly, for the first quarter ended March 31, 2010, adjusted total weighted-average diluted shares outstanding were 60,228,842.

Dividend

On April 26, 2010, the Board of Directors declared a dividend of $0.06 per share on the Class A and Class C common stock for the first quarter of 2010, which is payable on May 26, 2010 to stockholders of record as of the close of business on May 12, 2010.

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Teleconference and Webcast Details

Artio Global’s management will host a conference call for analysts and investors to review first quarter 2010 results, today, April 29, 2010, beginning at 8:00 a.m. (Eastern Time).  The call can be accessed by dialing +1-888-680-0860 (inside the United States) or +1-617-213-4852 (outside the United States).  The number should be dialed at least ten minutes prior to the start of the call.  The passcode for the call will be 80728240.  A simultaneous live audio webcast of the call will be available to the public on a listen-only basis on the Investor Relations page of Artio Global’s website at www.ir.ArtioGlobal.com.

A replay of the webcast will be available by dialing +1-888-286-8010 (inside the United States) or +1-617-801-6888 (outside the United States), and using the passcode 11768646, beginning approximately two hours after the event for a period of one week.  A webcast replay of the event will also be available on the Investor Relations section of the Company’s website at www.ir.ArtioGlobal.com.

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About Us

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC (“Artio Global Management”), a registered investment adviser headquartered in New York City that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients.

Best known for International Equities, Artio Global Management also offers a select group of other investment strategies, including High Grade Fixed Income, High Yield and Global Equity, as well as a series of US Equity strategies. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and SEC-registered mutual funds.

Since 1995, our investment professionals have built a successful long-term track record by taking an unconventional approach to investing. Based on a philosophy of style-agnostic investing across a broad range of opportunities, we have consistently pursued a global approach that we believe provides critical insights, thereby adding value for clients over the long-term.

For more information, please visit www.artioglobal.com.

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Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related prepared remarks do, contain forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our adjusted compensation ratio, future tax rate, free cash flow and declaration of dividends.  These forward‐looking statements are based on the Company’s current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward‐looking statements, although not all forward-looking statements contain these words. These forward‐looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward‐looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward‐looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10‐K (File No. 001‐34457) filed with the Securities and Exchange Commission on March 5, 2010. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward‐looking statements in this news release and the related prepared remarks speak only as of the date of this news release. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward‐looking statements to reflect circumstances existing after the date of this release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward‐looking statements will not be realized.

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Contacts

Investor Relations: Peter Sands Head of Investor Relations +1 212 297 3891 ir@artioglobal.com	Media Relations: Neil Shapiro Intermarket Communications +1 212 754 5423 nshapiro@Intermarket.com

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Fund Performance and Other Disclaimers

Lipper rankings are for Class I mutual fund shares with a five-year track record only.  Other classes may have different performance characteristics.  Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record.  For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  This investment's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating.

Data presented reflects past performance, which is no guarantee of future results. © 2010 Morningstar, Inc. All Rights Reserved.

This presentation is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

Exhibit - 1

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From
	Mar. 31, 2010	Mar. 31, 2009	Dec. 31, 2009	Mar. 31, 2009		Dec. 31, 2009
Revenues and other operating income:
Investment management fees	$85,287	$62,816	$89,282	36%		(4%	)
Net gains (losses) on securities held for deferred compensation	321	(273)	281	NM		14%
Foreign currency gains (losses)	23	(16)	21	NM		10%
Total revenues and other operating income	85,631	62,527	89,584	37%		(4%	)

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	25,169	16,940	21,728	49%		16%
Allocation of Class B profits interests	-	10,215	-	(100%	)	NM
Change in redemption value of Class B profits interests	-	18,126	-	(100%	)	NM
Total employee compensation and benefits	25,169	45,281	21,728	(44%	)	16%
Shareholder servicing and marketing	4,548	3,069	5,176	48%		(12%	)
General and administrative	10,285	8,174	9,511	26%		8%
Total expenses	40,002	56,524	36,415	(29%	)	10%

Operating income before income tax expense	45,629	6,003	53,169	NM		(14%	)

Non-operating income (loss)	(661)	(81)	(1,184)	NM		44%
Income before income tax expense	44,968	5,922	51,985	NM		(13%	)

Income taxes	14,767	2,877	12,433	NM		19%
Net income	30,201	3,045	39,552	NM		(24%	)

Net income attributable to non-controlling interests	11,333	-	13,843	NM		(18%	)
Net income attributable to Artio Global Investors	$18,868	$3,045	$25,709	NM		(27%	)

Net income per share attributable to Artio Global Investors:
Basic	$0.42	$0.07	$0.58	NM		(28%	)
Diluted	$0.42	$0.07	$0.56	NM		(25%	)

Weighted average shares used in net income per share attributable to Artio Global Investors:
Basic	44,460,171	42,000,000	44,408,938	6%		0%
Diluted (6)	44,628,842	42,000,000	60,008,938	6%		(26%	)

NM - Not Meaningful

Assets under management ($ in millions) (1)	$56,417	$38,941	$55,993	45%		1%

Average assets under management ($ in millions) (1) (2)	$54,711	$40,711	$55,362	34%		(1%	)

Effective fee rate (basis points) (3)	63.2	62.6	64.0

Effective tax rate	32.8%	48.6%	23.9%

Employee compensation and benefits as a percentage of total revenues and other operating income(4)	29.4%	72.4%	24.3%

Operating margin (5)	53.3%	9.6%	59.4%

1.	Excludes legacy activities.
2.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
3.
Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.  (Previously, investment management fees were annualized based on the number of months in the period.)

4.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
5.	Calculated as operating income before income tax expense divided by total revenues and other operating income.
6.	The effect of the assumed conversion of the Principals' Class A units was antidilutive for the three months ended March 31, 2010.

Exhibit - 2
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)
	Three Months Ended			% Change From
	Mar. 31, 2010	Mar. 31, 2009	Dec. 31, 2009	Mar. 31, 2009	Dec. 31, 2009
Revenues and other operating income:
Investment management fees	$85,287	$62,816	$89,282	36%	(4%	)
Net gains (losses) on securities held for deferred compensation	321	(273)	281	NM	14%
Foreign currency gains (losses)	23	(16)	21	NM	10%
Total revenues and other operating income	85,631	62,527	89,584	37%	(4%	)

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	22,008	16,940	17,523	30%	26%
Allocation of Class B profits interests	-	-	-	NM	NM
Change in redemption value of Class B profits interests	-	-	-	NM	NM
Total employee compensation and benefits	22,008	16,940	17,523	30%	26%
Shareholder servicing and marketing	4,548	3,069	5,176	48%	(12%	)
General and administrative	10,285	8,174	9,511	26%	8%
Total expenses	36,841	28,183	32,210	31%	14%

Operating income before income tax expense	48,790	34,344	57,374	42%	(15%	)

Non-operating income (loss)	(661)	(81)	(1,184)	NM	44%
Income before income tax expense	48,129	34,263	56,190	40%	(14%	)

Income taxes	20,692	15,012	20,130	38%	3%
Net income	27,437	19,251	36,060	43%	(24%	)

Net income attributable to non-controlling interests	-	-	-	NM	NM
Net income attributable to Artio Global Investors	$27,437	$19,251	$36,060	43%	(24%	)

Net income per diluted share attributable to Artio Global Investors	$0.46	$0.32	$0.60	44%	(23%	)

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	60,228,842	60,000,000	60,008,938	0%	0%

NM - Not Meaningful

Assets under management ($ in millions) (1)	$56,417	$38,941	$55,993	45%	1%

Average assets under management ($ in millions) (1) (2)	$54,711	$40,711	$55,362	34%	(1%	)

Effective fee rate (basis points) (3)	63.2	62.6	64.0

Effective tax rate	43.0%	43.8%	35.8%

Employee compensation and benefits as a percentage of total revenues and other operating income (4)	25.7%	27.1%	19.6%

Operating margin (5)	57.0%	54.9%	64.0%

1.	Excludes legacy activities.
2.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
3.
Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period. (Previously, investment management fees were annualized based on the number of months in the period.)

4.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
5.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

Exhibit - 3
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 4 for notes describing adjustments set forth below.

	Three Months Ended Mar. 31, 2010				Three Months Ended Mar. 31, 2009				Three Months Ended Dec. 31, 2009
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$85,287	$-		$85,287	$62,816	$-		$62,816	$89,282	$-		$89,282
Net gains (losses) on securities held for deferred compensation	321	-		321	(273)	-		(273)	281	-		281
Foreign currency gains (losses)	23	-		23	(16)	-		(16)	21	-		21
Total revenues and other operating income	85,631	-		85,631	62,527	-		62,527	89,584	-		89,584

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	25,169	(3,161)	(a)	22,008	16,940	-		16,940	21,728	(4,205)	(a)	17,523
Allocation of Class B profits interests	-	-		-	10,215	(10,215)	(b)	-	-	-		-
Change in redemption value of Class B profits interests	-	-		-	18,126	(18,126)	(b)	-	-	-		-
Total employee compensation and benefits	25,169	(3,161)		22,008	45,281	(28,341)		16,940	21,728	(4,205)		17,523
Shareholder servicing and marketing	4,548	-		4,548	3,069	-		3,069	5,176	-		5,176
General and administrative	10,285	-		10,285	8,174	-		8,174	9,511	-		9,511
Total expenses	40,002	(3,161)		36,841	56,524	(28,341)		28,183	36,415	(4,205)		32,210

Operating income before income tax expense	45,629	3,161		48,790	6,003	28,341		34,344	53,169	4,205		57,374

Non-operating income (loss)	(661)	-		(661)	(81)	-		(81)	(1,184)	-		(1,184)
Income before income tax expense	44,968	3,161		48,129	5,922	28,341		34,263	51,985	4,205		56,190

Income taxes	14,767	5,925	(c)	20,692	2,877	12,135	(c)	15,012	12,433	7,697	(c)	20,130
Net income	30,201	(2,764)		27,437	3,045	16,206		19,251	39,552	(3,492)		36,060

Net income attributable to non- controlling interests	11,333	(11,333)	(d)	-	-	-		-	13,843	(13,843)	(d)	-
Net income attributable to Artio Global Investors	$18,868	$8,569		$27,437	$3,045	$16,206		$19,251	$25,709	$10,351		$36,060

Net income per diluted share
attributable to Artio Global Investors	$0.42			$0.46	$0.07			$0.32	$0.56			$0.60

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	44,628,842	15,600,000	(e)	60,228,842	42,000,000	18,000,000	(e)	60,000,000	60,008,938	-		60,008,938

Exhibit – 4

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

Management believes the Non-GAAP adjustments set forth below provide the reader with the ability to compare current period results to prior period results. Additional information on the reorganization of the Company's ownership structure and the relating non-recurring items are discussed in the Company's final prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the restricted stock units awarded at the time of the IPO, as the granting of the awards was one-time in nature.

(b)
Adjustments to exclude the allocation of Class B profits interests and the change in redemption value of Class B profits interests, from all applicable periods presented, as the Company no longer incurs these expenses following the reorganization of the Company's ownership structure in connection with the IPO.

(c)
The adjustments to income taxes for the three months ended Mar. 31, 2010 and Dec. 31, 2009 reflect the tax effect of the assumed exchange of the Principals' non-controlling interests for Class A common stock, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals.  In addition, the adjustments reflect the tax effect of excluding the amortization expense associated with the restricted stock units awarded at the time of the IPO.

The adjustment to income taxes for the three months ended Mar. 31, 2009 primarily reflects the tax effect of excluding the allocation of Class B profits interests and the change in redemption value of Class B profits interests.

(d)	Adjustment to eliminate the Principals' non-controlling interests which are assumed to be exchanged for Class A common stock on the first day of the respective period.

(e)
Diluted shares outstanding assumes the Company's ownership structure following the IPO was in effect at the beginning of each period presented and the Principals have exchanged their Class A Units in the intermediate holding company for Class A common stock in the public company.

Exhibit - 5

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From
	Mar. 31, 2010	Mar. 31, 2009	Dec. 31, 2009	Mar. 31, 2009		Dec. 31, 2009

Proprietary Funds
Beginning assets under management	$24,482	$19,466	$24,063	26%		2%
Gross client cash inflows	2,021	1,908	2,015	6%		0%
Gross client cash outflows	(1,995)	(1,970)	(1,967)	(1%	)	(1%	)
Net client cash flows	26	(62)	48	142%		(46%	)
Transfers between investment vehicles	-	-	(38)	NM		100%
Total client cash flows	26	(62)	10	142%		160%
Market appreciation (depreciation)	243	(3,037)	409	108%		(41%	)
Ending assets under management	24,751	16,367	24,482	51%		1%

Institutional Commingled Funds
Beginning assets under management	9,198	7,056	8,916	30%		3%
Gross client cash inflows	302	270	199	12%		52%
Gross client cash outflows	(262)	(302)	(228)	13%		(15%	)
Net client cash flows	40	(32)	(29)	NM		NM
Transfers between investment vehicles	-	(4)	38	100%		(100%	)
Total client cash flows	40	(36)	9	NM		NM
Market appreciation (depreciation)	18	(1,077)	273	102%		(93%	)
Ending assets under management	9,256	5,943	9,198	56%		1%

Separate Accounts
Beginning assets under management	17,854	14,342	17,396	24%		3%
Gross client cash inflows	418	563	476	(26%	)	(12%	)
Gross client cash outflows	(567)	(273)	(483)	(108%	)	(17%	)
Net client cash flows	(149)	290	(7)	(151%	)	NM
Transfers between investment vehicles	-	4	-	(100%	)	NM
Total client cash flows	(149)	294	(7)	(151%	)	NM
Market appreciation (depreciation)	81	(1,879)	465	104%		(83%	)
Ending assets under management	17,786	12,757	17,854	39%		0%

Sub-advisory Accounts
Beginning assets under management	4,459	4,336	5,423	3%		(18%	)
Gross client cash inflows	313	204	108	53%		190%
Gross client cash outflows	(135)	(178)	(1,076)	24%		87%
Net client cash flows	178	26	(968)	NM		118%
Transfers between investment vehicles	-	-	-	NM		NM
Total client cash flows	178	26	(968)	NM		118%
Market appreciation (depreciation)	(13)	(488)	4	97%		NM
Ending assets under management	4,624	3,874	4,459	19%		4%

Total Assets under Management (1)
Beginning assets under management	55,993	45,200	55,798	24%		0%
Gross client cash inflows	3,054	2,945	2,798	4%		9%
Gross client cash outflows	(2,959)	(2,723)	(3,754)	(9%	)	21%
Net client cash flows	95	222	(956)	(57%	)	110%
Transfers between investment vehicles	-	-	-	NM		NM
Total client cash flows	95	222	(956)	(57%	)	110%
Market appreciation (depreciation)	329	(6,481)	1,151	105%		(71%	)
Ending assets under management	$56,417	$38,941	$55,993	45%		1%

1.   Total assets under management excludes legacy activities.

Exhibit - 6

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From
	Mar. 31, 2010	Mar. 31, 2009	Dec. 31, 2009	Mar. 31, 2009		Dec. 31, 2009

International Equity I
Beginning assets under management	$21,656	$20,188	$22,039	7%		(2%	)
Gross client cash inflows	340	502	457	(32%	)	(26%	)
Gross client cash outflows	(1,101)	(1,007)	(1,340)	(9%	)	18%
Net client cash flows	(761)	(505)	(883)	(51%	)	14%
Transfers between investment strategies	-	-	-	NM		NM
Total client cash flows	(761)	(505)	(883)	(51%	)	14%
Market appreciation (depreciation)	60	(3,486)	500	102%		(88%	)
Ending assets under management	20,955	16,197	21,656	29%		(3%	)

International Equity II
Beginning assets under management	24,716	18,697	25,051	32%		(1%	)
Gross client cash inflows	984	1,668	1,158	(41%	)	(15%	)
Gross client cash outflows	(1,179)	(1,147)	(2,027)	(3%	)	42%
Net client cash flows	(195)	521	(869)	(137%	)	78%
Transfers between investment strategies	50	-	-	NM		NM
Total client cash flows	(145)	521	(869)	(128%	)	83%
Market appreciation (depreciation)	(12)	(2,968)	534	100%		(102%	)
Ending assets under management	24,559	16,250	24,716	51%		(1%	)

High Grade Fixed Income
Beginning assets under management	5,293	4,566	5,016	16%		6%
Gross client cash inflows	191	442	399	(57%	)	(52%	)
Gross client cash outflows	(389)	(367)	(157)	(6%	)	(148%	)
Net client cash flows	(198)	75	242	NM		(182%	)
Transfers between investment strategies	10	-	-	NM		NM
Total client cash flows	(188)	75	242	NM		(178%	)
Market appreciation (depreciation)	146	6	35	NM		NM
Ending assets under management	5,251	4,647	5,293	13%		(1%	)

High Yield
Beginning assets under management	3,516	977	2,934	NM		20%
Gross client cash inflows	1,199	319	749	NM		60%
Gross client cash outflows	(274)	(63)	(210)	NM		(30%	)
Net client cash flows	925	256	539	NM		72%
Transfers between investment strategies	(10)	-	-	NM		NM
Total client cash flows	915	256	539	NM		70%
Market appreciation (depreciation)	92	70	43	31%		114%
Ending assets under management	4,523	1,303	3,516	NM		29%

Global Equity
Beginning assets under management	618	591	575	5%		7%
Gross client cash inflows	305	12	27	NM		NM
Gross client cash outflows	(12)	(104)	(18)	88%		33%
Net client cash flows	293	(92)	9	NM		NM
Transfers between investment strategies	(50)	-	-	NM		NM
Total client cash flows	243	(92)	9	NM		NM
Market appreciation (depreciation)	31	(78)	34	140%		(9%	)
Ending assets under management	892	421	618	112%		44%

Exhibit - 6

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From
	Mar. 31, 2010	Mar. 31, 2009	Dec. 31, 2009	Mar. 31, 2009		Dec. 31, 2009

US Equity
Beginning assets under management	81	49	73	65%		11%
Gross client cash inflows	35	1	8	NM		NM
Gross client cash outflows	(3)	(2)	(2)	(50%	)	(50%	)
Net client cash flows	32	(1)	6	NM		NM
Transfers between investment strategies	-	-	-	NM		NM
Total client cash flows	32	(1)	6	NM		NM
Market appreciation (depreciation)	13	(4)	2	NM		NM
Ending assets under management	126	44	81	186		56%

Other (1)
Beginning assets under management	113	132	110	(14%	)	3%
Gross client cash inflows	-	1	-	(100%	)	NM
Gross client cash outflows	(1)	(33)	-	97%		NM
Net client cash flows	(1)	(32)	-	97%		NM
Transfers between investment strategies	-	-	-	NM		NM
Total client cash flows	(1)	(32)	-	97%		NM
Market appreciation (depreciation)	(1)	(21)	3	95%		(133%	)
Ending assets under management	111	79	113	41%		(2%	)

Total Assets under Management (2)
Beginning assets under management	55,993	45,200	55,798	24%		0%
Gross client cash inflows	3,054	2,945	2,798	4%		9%
Gross client cash outflows	(2,959)	(2,723)	(3,754)	(9%	)	21%
Net client cash flows	95	222	(956)	(57%	)	110%
Transfers between investment strategies	-	-	-	NM		NM
Total client cash flows	95	222	(956)	(57%	)	110%
Market appreciation (depreciation)	329	(6,481)	1,151	105%		(71%	)
Ending assets under management	56,417	38,941	55,993	45%		1%

1. Other includes Other International Equity and Other strategies.
2. Total assets under management excludes legacy activities.

Exhibit - 7
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				YTD		1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of		# of
Fund	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	4	638	Foreign Large Blend	23	410	55	400	58	324	20	265	9	155	International Large-Cap Core
Artio International Equity Fund, Class I (2)	4	638	Foreign Large Blend	21	410	51	400	56	324	16	265	6	155	International Large-Cap Core

Artio International Equity II Fund, Class A	4	638	Foreign Large Blend	62	410	64	400	35	324	NA	NA	NA	NA	International Large-Cap Core
Artio International Equity II Fund, Class I	4	638	Foreign Large Blend	63	410	62	400	29	324	NA	NA	NA	NA	International Large-Cap Core

Artio Global Equity Fund, Class A	3	565	World Stock	13	99	12	96	57	86	48	71	NA	NA	Global Large-Cap Core
Artio Global Equity Fund, Class I	4	565	World Stock	11	99	10	96	52	86	34	71	NA	NA	Global Large-Cap Core

Artio Microcap Fund, Class A	2	660	Small Growth	2	752	2	732	39	620	NA	NA	NA	NA	Small-Cap Core
Artio Microcap Fund, Class I	2	660	Small Growth	2	752	1	732	36	620	NA	NA	NA	NA	Small-Cap Core

Artio Smallcap Fund, Class A	5	660	Small Growth	4	752	3	732	2	620	NA	NA	NA	NA	Small-Cap Core
Artio Smallcap Fund, Class I	5	660	Small Growth	3	752	3	732	2	620	NA	NA	NA	NA	Small-Cap Core

Artio Midcap Fund, Class A	2	702	Mid-Cap Growth	55	450	14	423	69	375	NA	NA	NA	NA	Mid-Cap Growth
Artio Midcap Fund, Class I	2	702	Mid-Cap Growth	53	450	13	423	67	375	NA	NA	NA	NA	Mid-Cap Growth

Artio Multicap Fund, Class A	3	1547	Large Growth	29	492	18	452	54	381	NA	NA	NA	NA	Multi-Cap Growth
Artio Multicap Fund, Class I	3	1547	Large Growth	28	492	17	452	49	381	NA	NA	NA	NA	Multi-Cap Growth

Artio Global High Income Fund, Class A	5	487	High Yield Bond	39	486	28	457	4	396	4	341	NA	NA	High Current Yield
Artio Global High Income Fund, Class I	5	487	High Yield Bond	35	486	28	457	3	396	3	341	NA	NA	High Current Yield

Artio Total Return Bond Fund, Class A	4	991	Intermediate Term Bond	61	574	64	541	30	452	27	387	11	224	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	5	991	Intermediate Term Bond	57	574	61	541	24	452	21	387	8	224	Intermediate Investment Grade Debt

Note: Data as of March 31, 2010

NA: Not applicable

1.
Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  This investment's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating.  Data presented reflects past performance, which is no guarantee of future results. © 2010 Morningstar, Inc. All Rights Reserved.  This presentation is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

2.	Closed to new investors.